UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 27, 2018 (April 26, 2018)

CurAegis Technologies, Inc.

(Exact name of registrant as specified in its charter)

New York	000-24455	16-1509512
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1999 Mt. Read Blvd, Bldg. 3, Rochester, New York		14615
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	585-254-1100

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [ ]

Item 1.01	Entry into a Material Definitive Agreement
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02	Unregistered Sales of Equity Securities

This Current Report on Form 8K of CurAegis Technologies, Inc. (“the Company”) reports the April 26, 2018 investment made by William Destler, a member of the Company’s board of directors.

The Company is currently offering up to $5 million in 6% Senior Convertible Promissory Notes and Warrants (“the 2017 Convertible Notes”) in a private placement, as previously announced. During the period from May 31, 2017 to April 26, 2018, the Company issued $4,250,500 in 2017 Convertible Notes and 2,256,156 in common stock warrants in connection with the 2017 Convertible Notes.

On April 26, 2018, William Destler a member of the Company’s board of directors, invested $50,000 in the 2017 Convertible Notes. Mr. Destler received 15,015 in common stock warrants in connection with this investment. The warrants are exercisable for up to ten years from the date of issue at an exercise price of $0.333 per share.

The descriptions of the 2017 SPA and the 2017 Convertible Notes are qualified in their entirety by reference to the Exhibits, which are attached hereto and incorporated herein by reference. The 2017 Convertible Notes and Warrants are included in a private placement exempt from registration under Section 4(a)(2) of the Securities Act of 1933 (“Securities Act”), as amended, and Rule 506 thereunder. Each purchaser is an accredited investor. Such securities will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report does not constitute an offer for the sale of any securities.

Item 9.01	Financial Statements and Exhibits

4.1	Form of 2017 Securities Purchase Agreement dated May 31, 2017 (incorporated by reference to Exhibit 4.1 to CurAegis Technologies, Inc. Current Report on Form 8-K filed with the SEC on July 14, 2017).

4.2

Amendment to Securities Purchase Agreement, made as of August 4, 2017, by and between the Company and each purchaser executing a signature page thereto (incorporated by reference to Exhibit 10.1 to CurAegis Technologies, Inc. Quarterly Report on Form 10-Q filed with the SEC on November 13, 2017).

4.3

Amendment No. 2 to Securities Purchase Agreement, made as of November 30, 2017 among the Company and each purchaser executing a signature page thereto (incorporated by reference to Exhibit 10.1 to CurAegis Technologies, Inc. Current Report on Form 8-K filed with the SEC on December 6, 2017).

4.4

Amendment No. 3 to Securities Purchase Agreement, made as of February 21, 2018 among the Company and each purchaser executing a signature page thereto (incorporated by reference to Exhibit 10.1 to CurAegis Technologies, Inc. Current Report on Form 8-K filed with the SEC on February 26, 2018).

4.5

Amendment No. 4 to Securities Purchase Agreement, made as of March 27, 2018 among the Company and each purchaser executing a signature page thereto (incorporated by reference to Exhibit 10.1 to CurAegis Technologies, Inc. Current Report on Form 8-K filed with the SEC on March 30, 2018).

4.6	Form of 2017 Convertible Promissory Note (incorporated by reference to Exhibit 4.2 to CurAegis Technologies, Inc. Current Report on Form 8-K filed with the SEC on July 14, 2017).

4.7	Form of Common Stock Purchase Warrant (incorporated by reference to Exhibit 4.3 to CurAegis Technologies, Inc. Current Report on Form 8-K filed with the SEC on July 14, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CurAegis Technologies, Inc.

April 27, 2018	By:	/s/ Kathleen A. Browne
Kathleen A. Browne
Chief Financial Officer